INCOME TAXES	9 Months Ended
Sep. 30, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
12.	INCOME TAXES
The income tax (benefit) expense consisted of:

	Nine Months Ended September 30,
	2023	2022
Over provision of income taxes in prior years:
Hong Kong Profits Tax	$(14)	$—

Income tax (benefit) expense - deferred:
Macau Complementary Tax	(63)	485

Total income tax (benefit) expense	$(77)	$485

Studio City Entertainment applied for an extension of the Macau Complementary Tax exemption for 2022 and for the period from January 1, 2023 through December 31, 2027. These applications are subject to the discretionary approval of the Macau government. The non-gaming
profits and dividend distributions of Studio City Entertainment to its shareholders continue to be subject to Macau Complementary Tax.
The effective tax rates for the nine months ended September 30, 2023 and 2022 were 0.1% and (0.2)%, respectively. Such rates differ from the statutory Macau Complementary Tax rate of 12%, where the majority of the Company’s operations are located, primarily due to the effects of expenses for which no income tax benefit is receivable, changes in valuation allowances, different tax rates of subsidiaries operating in other jurisdictions and income for which no income tax expense is payable for the relevant periods together with the effect of profits expected to be exempted from Macau Complementary Tax for the nine months ended September 30, 2023.
As of September 30, 2023 and December 31, 2022, valuation allowances of $90,813 and $91,092 were provided, respectively, as management believes it is more likely than not that these deferred tax assets will not be realized.
As of September 30, 2023, other than the above, there was no significant change to the tax exposures as disclosed in the Company’s consolidated financial statements as of December 31, 2022.